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                                                                EXHIBIT NO. 10.1

                        ASSUMPTION AND CONSENT AGREEMENT

          THIS ASSUMPTION AND CONSENT AGREEMENT ("Assumption Agreement") is made as of the 1st day of April, 2002, by and among BRANCH BANKING AND TRUST COMPANY (herein referred to as the "Assuming Lender"), MTR GAMING GROUP, INC., a Delaware corporation, MOUNTAINEER PARK, INC., a West Virginia corporation, SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation, SPEAKEASY GAMING OF RENO, INC., a Nevada corporation and PRESQUE ISLE DOWNS, INC., a Pennsylvania corporation (collectively the "Borrowers") and WELLS FARGO BANK, National Association, in its capacity as Agent Bank as described hereinbelow.

                                 R E C I T A L S:

          A. Reference is made to that certain Amended and Restated Credit Agreement, dated as of August 15, 2000, as amended by First Amendment to Amended and Restated Credit Agreement dated as of July 30, 2001 and as further amended by Second Amendment to Amended and Restated Credit Agreement dated as of October 16, 2001 (as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Borrowers, the Banks therein named and Wells Fargo Bank, National Association, as administrative and collateral agent for the Banks (herein, in such capacity, called the "Agent Bank").

          B. In this Assumption Agreement, all capitalized words and terms not otherwise defined herein shall have the respective meanings to be construed herein as provided in Section 1.01 of the Credit Agreement and any reference to a provision of the Credit Agreement shall be deemed to incorporate such provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

          C. The Second Increase Effective Date occurred as of October 30, 2001, on which date the Aggregate Commitment was increased from Sixty-Seven Million Five Hundred Thousand Dollars ($67,500,000.00) to Seventy-Five Million Dollars ($75,000,000.00).

          D. Pursuant to Section 2.01(d) of the Credit Agreement, Borrowers desire to further increase the Aggregate Commitment from Seventy-Five Million Dollars ($75,000,000.00) to Eighty-Five Million Dollars ($85,000,000.00), an increase of Ten Million Dollars ($10,000,000.00) (the "Commitment Increase").

          E. Assuming Lender is willing to commit to advance the full amount of the Commitment Increase, so that as of the Effective Date, as hereinafter defined, Assuming Lender shall hold the respective Pro Rata Share of the Aggregate

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Commitment as increased by the Commitment Increase and the respective
Syndication Interest in the Revolving Credit Facility set forth below (the "Assumed Interest"):

                                                                                         PROPORTIONATE
                                                          PRO RATA SHARE OF          SYNDICATION INTERESTS
                              AMOUNT OF COMMITMENT       AGGREGATE COMMITMENT         AFTER COMMITMENT
 NAME OF ASSUMING LENDER            INCREASE           AFTER COMMITMENT INCREASE           INCREASE
-------------------------- -------------------------- --------------------------- -------------------------
Branch Banking and Trust          $ 10,000,000.00             $ 10,000,000.00               11.7647059%
Company
========================== ========================== =========================== =========================

          F. This Assumption Agreement is made, executed and delivered pursuant to Section 2.01(d) of the Credit Agreement and shall also constitute the assumption by and delegation to Assuming Lender of the Syndication Interest particularly described hereinbelow.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree as follows:

          1. From and after the Effective Date, Assuming Lender shall and does hereby assume and agree to perform all of the promises and covenants of a Lender as to the Assumed Interest arising or performable from and after the Effective Date and does further agree to assume and be bound by each and every term, condition, provision and covenant contained in the Credit Agreement and each of the Loan Documents, effective as of the Effective Date, to the same extent and manner as if such Assuming Lender had originally been named in the Credit Agreement as a Lender holding the Assumed Interest therein and Assuming Lender shall be deemed to be a Lender party to the Credit Agreement for all purposes thereof.

          2. The "Effective Date" as used herein shall mean April 4, 2002, provided that each of the following conditions precedent have been satisfied on or before the Effective Date: (a) Assuming Lender, Borrowers and Agent Bank have executed sufficient duplicate originals of this Assumption Agreement for each of the Assuming Lender, Borrowers and Agent Bank and each of such originals have been delivered to Agent Bank, (b) Borrowers have executed and delivered to Agent Bank, on behalf of the Lenders, a restatement of the Revolving Credit Note payable to the order of Agent Bank on behalf of the Lenders, in the principal amount of Eighty-Five Million Dollars ($85,000,000.00), (c) the Borrowers have executed and delivered to Agent Bank such amendments, supplements, restatements and modifications to the Security Documentation as Agent Bank reasonably requests and in a form and content acceptable to Agent Bank, for the purpose of securing repayment of the Commitment

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Increase and the restated Revolving Credit Note, (d) Title Company has committed to issue, at Borrowers' expense, its modified 110.10 (or other appropriate endorsement) endorsement to the Title Insurance Policies increasing coverage thereunder by an additional Ten Million Dollars ($10,000,000.00), (e) each Lender realizing a decrease in its respective Syndication Interest has received from Agent Bank such amount as is necessary to adjust such Lender's Pro Rata Share of the Funded Outstandings as of the Effective Date equal to such Lender's Syndication Interest as set forth on the Schedule of Lenders' Proportions in Revolving Credit Facility as of April 4, 2002, attached hereto, (f) Assuming Lender has delivered to Agent Bank an amount representing its Pro Rata Share of the Funded Outstandings as of the Effective Date for distribution to the remaining Lenders in such amounts as are necessary to adjust each such Lenders' Pro Rata Share of the Funded Outstandings as of the Effective Date to a percentage equal to the Syndication Interests set forth on the Schedule of Lenders' Proportions in Revolving Credit Facility as of April 4, 2002, attached hereto, (g) Agent Bank has received from Borrowers for the account of the Assuming Lender a non-refundable fee in the amount of Fifty Thousand Dollars ($50,000.00), and (h) Agent Bank has received from Borrowers for the account of the applicable Lenders, any Breakage Charges due under Section 2.07(c) of the Credit Agreement. Interest accrued but remaining unpaid on the portion of the outstanding principal balance under the Revolving Credit Facility shall be prorated to the Effective Date and disbursed by Agent Bank to Lenders upon receipt of the next payment of accrued interest under the Revolving Credit Note.

          3. On the Effective Date, the respective aggregate Syndication Interests of the Lenders in the Revolving Credit Facility shall be as set forth on the Schedule of Lenders' Proportions in Revolving Credit Facility as of April 4, 2002, a copy of which is marked "Schedule 2.01(a)" affixed hereto and by this reference incorporated herein and made a part hereof, which shall restate the Schedule of Lenders' Proportions in Revolving Credit Facility attached as
Schedule 2.01(a) to the Credit Agreement, and all previous amendments and restatements thereof, for the purpose of showing the Commitment Increase, the adjustment of the respective Syndication Interests held by each of the Lenders and evidencing each Assuming Lender's applicable Syndication Interest in the Revolving Credit Facility on and after the Effective Date.

          4. Agent Bank, on behalf of itself and each of the Lenders, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by Borrowers in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant thereto. Agent Bank, on behalf of itself and each of the Lenders, makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or the performance or observance by the Borrowers of any

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of their respective obligations under the Credit Agreement, the Loan Documents or any other instrument or document furnished in connection therewith.

          5.   Assuming Lender represents and warrants on behalf of itself that:

               a. (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assumption Agreement and any other documents required to be executed or delivered by it in connection with this Assumption Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assumption Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance;
(iii) this Assumption Agreement has been fully executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is eligible under the Credit Agreement to be a Lender in accordance with the terms hereof.

               b. (i) under applicable law and treaties no tax will be required to be withheld by Borrowers or any Bank with respect to any payments to be made to such Assuming Lender under the Credit Agreement, (ii) it agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent Bank and the Borrowers prior to the time that the Agent Bank or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed original of either U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8ECI (wherein the Assuming Lender claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8BEN or W-8ECI upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assuming Lender, and
(iii) it agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          6.   Borrowers represent and warrant as of the Effective Date that:

               a. the representations and warranties contained in Article IV of the Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Effective Date in all material respects as though such representations and

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warranties had been made on and as of the Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

               b. Since the date of the most recent financial statements referred to in Section 5.08(a)(ii) of the Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred; and

               c. no event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement.

          7. Assuming Lender (a) acknowledges that it has received a copy of the Credit Agreement and the Loan Documents, together with copies of the most recent financial statements referred to in Section 5.08 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assumption Agreement; (b) agrees that it will, independently and without reliance upon the Agent Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement; and (c) appoints and authorizes the Agent Bank to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent Bank by the terms thereof, together with such powers as are reasonably incidental thereto.

          8. Assuming Lender hereby advises Borrowers and Agent Bank of the following administrative details:

               a.   Credit/Business Matters:

                    Rob Bowlby
                    Vice President - Corporate Banking
                    496 High Street
                    Morgantown, WV  26505
                    Telephone: (304) 285-5638
                    Facsimile: (304) 285-5635

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               b.   Operations/Administration:

                    Sue Denham
                    496 High Street
                    Morgantown, WV  26505
                    Telephone: (304) 285-5666
                    Facsimile: (304) 285-5635

               c.   Payment Instructions:

                    Branch Banking and Trust Company
                    496 High Street
                    Morgantown, WV  26505
                    ABA #051503394
                    CR: 9570137147
                    Attn:  Sue Denham
                    Ref: MTR Gaming

          9. This Assumption Agreement may be signed in any number of counterparts, and signatures to all counterparts thereto, when assembled together, shall constitute signatures to this entire agreement with the same effect as if all signatures were on the same document.

          10. This Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to principles of conflicts of law. Borrowers further agree that the full and exclusive forum for the determination of any action relating to this Assumption Agreement, the Loan Documents, or any other document or instrument delivered in favor of Banks pursuant to the terms hereof shall be either an appropriate Court of the State of Nevada or the United States District Court or United States Bankruptcy Court for the District of Nevada.

          11. Any amendment or waiver of any provision of this Assumption Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assumption Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

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          IN WITNESS WHEREOF, the parties hereto have executed the foregoing
Assumption Agreement as of the day and year first above written.

                                        MTR GAMING GROUP, INC., a
                                        Delaware corporation,
                                        MOUNTAINEER PARK, INC., a West
                                        Virginia corporation, SPEAKEASY
                                        GAMING OF LAS VEGAS, INC., a
                                        Nevada corporation, SPEAKEASY
                                        GAMING OF RENO, INC., a Nevada
                                        corporation and PRESQUE ISLE
                                        DOWNS, INC., a Pennsylvania
                                        corporation


                                        Name: /s/ Edson R. Arneault
                                              ---------------------
                                              Edson R. Arneault,
                                              President and
                                              Authorized Officer


                                        AGENT BANK:

                                        WELLS FARGO BANK,
                                        National Association

                                        By: /s/ Virginia S. Christenson
                                            ---------------------------
                                        Name:   Virginia S. Christenson

                                        Title: Vice President

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                                        ASSUMING LENDER:

                                        BRANCH BANKING AND TRUST
                                        COMPANY

                                        By: /s/ Robert J. Bowlby
                                            --------------------
                                        Name:  Robert J. Bowlby

                                        Title: Vice President, Corporate
                                        Banking

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